                                                                    Exhibit 99.5

Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited proforma condensed consolidated financial statements give effect to the acquisitions of Travelscape.com, Inc. and VacationSpot.com, Inc. The acquisitions have been accounted for under the purchase method of accounting in accordance with APB Opinion No. 16. Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. The estimated fair values contained herein are preliminary in nature, and may not be indicative of the final purchase price allocation, which will be based on an assessment of fair value to be performed by an independent appraiser. Such preliminary estimates of the fair values of the assets and liabilities of Travelscape.com, Inc. and VacationSpot.com, Inc. have been consolidated with the recorded values of the assets and liabilities of Expedia, Inc. in the unaudited proforma condensed consolidated financial statements.

The accompanying unaudited pro forma condensed consolidated financial statements include the accounts of Expedia, Inc., Travelscape.com, Inc. and VacationSpot.com, Inc. after elimination of all significant intercompany accounts and transactions.

The unaudited proforma condensed consolidated balance sheet has been prepared to reflect the acquisitions of Travelscape.com, Inc. and VacationSpot.com, Inc. as if they occurred at December 31, 1999. The unaudited proforma consolidated statements of operations reflect the consolidated results of operations of Expedia, Inc., Travelscape.com, Inc. and VacationSpot.com for the year ended June 30, 1999 and for the six months ended December 31, 1999 as if the acquisitions had occurred at the beginning of each fiscal year presented.

The unaudited proforma condensed consolidated balance sheet and unaudited proforma consolidated statements of operations are presented for illustrative purposes only and are not necessarily indicative of the unaudited condensed consolidated financial position or results of operations in future periods or the results that actually would have been realized had Expedia, Inc. Travelscape.com, Inc. and VacationSpot.com, Inc. been a consolidated company during the specified periods. The unaudited proforma condensed consolidated balance sheet and unaudited proforma consolidated statements of operations should be read in conjunction with the historical financial statements and notes thereto of Expedia, Inc., Travelscape.com, Inc. and VacationSpot.com, Inc.

Expedia, Inc.

Unaudited Proforma Condensed Consolidated Balance Sheet
As of December 31, 1999
(in thousands)

ASSETS                                                                                    Pro Forma
Current assets                                    Expedia   VacationSpot   Travelscape   Adjustments      Total       Notes
                                                 -----------------------------------------------------------------------------
         Cash and cash equivalents               $ 74,127       $ 11,442     $   4,702     $       -     $ 90,271
         Other current assets                      12,776            185         2,044             -       15,005
                                                 ----------------------------------------------------------------
Total current assets                               86,903         11,627         6,746             -      105,276

Intangible assets, net                                  -            678         1,761        98,661      101,100   (2) (3)
Goodwill, net                                           -          4,666             -        84,072       88,738   (2) (3)
Other long term assets                              2,753            335         6,174          (400)       8,862   (1)
                                                 ----------------------------------------------------------------
Total assets                                     $ 89,656       $ 17,306     $  14,681     $ 182,333     $303,976
                                                 ================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
         Other current liabilities               $ 11,511       $    853     $  23,480     $   3,734     $ 39,578   (1) (2) (3)
                                                                                                   -
Other non current liabilities                       3,719              -         8,259             -       11,978
                                                 ----------------------------------------------------------------
                                                   15,230            853        31,739         3,734       51,556
                                                 ----------------------------------------------------------------
Stockholders' equity
         Common stock                                 390              1           150          (101)         440   (2) (3)
         Preferred stock                                -              1         5,612        (5,613)           -   (2) (3)
         Additional paid-in capital               191,598         23,944         8,559       145,441      369,542   (2) (3)
         Unearned stock-based compensation        (94,378)          (103)       (2,179)        2,282      (94,378)  (2) (3)
         Retained deficit                         (23,184)        (7,191)      (29,135)       36,326      (23,184)  (2) (3)
         Other stockholders' equity                     -           (199)          (65)          264            -   (2) (3)
                                                 ----------------------------------------------------------------
                 Total stockholders' equity        74,426         16,453       (17,058)      178,599      252,420
                                                 ----------------------------------------------------------------
Total liabilities and stockholders' equity       $ 89,656       $ 17,306     $  14,681     $ 182,333     $303,976
                                                 ================================================================

Expedia, Inc.
Unaudited Proforma Consolidated Statements of Operations
(in thousands except per share data)

                                                                                   For the year ended
                                                                                      June 30, 1999
                                                   --------------------------------------------------------------------------------

                                                                                                Pro Forma
                                                    Expedia     VacationSpot    Travelscape    Adjustments      Total     Notes
                                                   --------------------------------------------------------------------------------
Net revenues                                       $  38,699      $    360        $  32,483      $    (200)    $ 71,342  (7)
Cost of revenues                                      15,950           975           23,519          3,025       43,469  (6) (8)
                                                   --------------------------------------------------------------------

        Gross profit (loss)                           22,749          (615)           8,964         (3,225)      27,873
                                                   --------------------------------------------------------------------

Operating expenses
        Product development                           21,180           716            1,732           (216)      23,412  (6) (8)
        Sales and marketing                           14,888         1,403           11,943          2,408       30,642  (6) (7) (8)
        General and administrative                     6,283           714            8,071         (4,722)      10,346  (6) (8)
        Amortization of intangibles and goodwill           -             -                -         62,127       62,127  (4) (5)
        Recognition of stock based compensation            -             -                -              -            -
                                                   --------------------------------------------------------------------

                 Total operating expenses             42,351         2,833           21,746         59,597      126,527
                                                   --------------------------------------------------------------------

Loss from operations                                 (19,602)       (3,448)         (12,782)       (62,822)     (98,654)

Other income/(expense), net                                -            57           (1,211)             -       (1,154)
                                                   --------------------------------------------------------------------

                                                     (19,602)       (3,391)         (13,993)       (62,822)     (99,808)

Provision for income taxes                                 -             -                -              -            -
                                                   --------------------------------------------------------------------

Net loss                                           $ (19,602)     $ (3,391)       $ (13,993)     $ (62,822)   $ (99,808)
                                                   ====================================================================

Pro forma basic and diluted
  net loss per common share                        $   (0.59)                                                 $   (2.72)
                                                   ==========                                                 ==========

Weighted average shares used to
  compute pro forma basic and
  diluted net loss per common
  share                                                33,000                                                     36,756
                                                   ==========                                                 ==========

Expedia, Inc.
Unaudited Proforma Consolidated Statements of Operations
(in thousands except per share data)

                                                                             For the six months ended
                                                                                 December 31, 1999
                                                   -------------------------------------------------------------------------------

                                                                                                Pro Forma
                                                    Expedia    VacationSpot    Travelscape     Adjustments      Total      Notes
                                                   -------------------------------------------------------------------------------
Net revenues                                       $  33,089      $    480       $  46,393        $    (350)  $  79,612     (7)
Cost of revenues                                      12,678         1,259          34,029            3,635      51,601     (6) (8)
                                                   --------------------------------------------------------------------

        Gross profit (loss)                           20,411          (779)         12,364           (3,985)     28,011

Operating expenses
        Product development                            9,845         1,057           1,512             (508)     11,906     (6) (8)
        Sales and marketing                           17,316         1,332          14,268            1,372      34,288     (6) (7)
        General and administrative                     4,675           656           7,330           (4,781)      7,880     (6) (8)
        Amortization of intangibles and goodwill           -             -               -           31,064      31,064     (4) (5)
        Recognition of stock based compensation       17,252             -           1,142                -      18,394
                                                   --------------------------------------------------------------------

              Total operating expenses                49,088         3,045          24,252           27,147     103,532
                                                   --------------------------------------------------------------------

Loss from operations                                 (28,677)       (3,824)        (11,888)         (31,132)    (75,521)

Other income/(expense), net                              543           178          (1,743)               -      (1,022)
                                                   --------------------------------------------------------------------

                                                     (28,134)       (3,646)        (13,631)         (31,132)    (76,543)

Provision for income taxes                                 -             -               -                -           -
                                                   --------------------------------------------------------------------

Net loss                                           $ (28,134)     $ (3,646)      $ (13,631)       $ (31,132)  $ (76,543)
                                                   ====================================================================

Pro forma basic and diluted
  net loss per common share                        $   (0.81)                                                 $   (2.00)
                                                   ==========                                                 ==========

Weighted average shares used to
  compute pro forma basic and
  diluted net loss per common
  share                                                34,709                                                     38,328
                                                   ==========                                                 ==========


Expedia, Inc.
Notes to Unaudited Proforma Condensed Consolidated Balance Sheet and Unaudited Proforma Consolidated Statements of Operations

     The unaudited proforma condensed consolidated balance sheet and unaudited proforma consolidated statements of operations reflect the acquisitions of Travelscape.com, Inc. and VacationSpot.com, Inc. under the purchase method of accounting. Under the purchase price method of accounting, the purchase price is allocated to the assets preliminary acquired and liabilities assumed based on their estimated fair values. The preliminary fair value of the assets and liabilities of Travelscape.com, Inc. and VacationSpot.com, Inc. have been consolidated with the recorded values of the assets and liabilities of Expedia, Inc. in the unaudited proforma condensed consolidated balance sheet at December 31, 1999.

     The preliminary purchase price allocations for Travelscape and VacationSpot at December 31, 1999 are as follows (in thousands):

                                                Travelscape    VacationSpot    Total
                                            -------------------------------------------
             Current and long term assets       $  12,920       $   11,962   $  24,882
             Intangibles and goodwill             117,268           72,570     189,838
             Liabilities assumed                  (32,239)          (1,253)    (33,492)
                                            -------------------------------------------
             Purchase price                        97,949           83,279     181,228

             Less: Acquisition costs               (2,383)          (1,617)     (4,000)
                                            -------------------------------------------
             Common stock issued                $  95,566       $   81,662   $ 177,228
                                            ===========================================

     The unaudited proforma condensed consolidated balance sheet gives effect to the following proforma adjustments necessary to reflect the acquisitions of Travelscape.com, Inc. and VacationSpot.com, Inc as if they occurred at December 31, 1999:

        (1) The elimination of Expedia's investment in VacationSpot in the amount of $400,000

        (2) The issuance of approximately 3.0 million shares, stock options and warrants of Expedia common stock and the assumption of all outstanding shares, stock options and warrants in connection with the acquisition of Travelscape, for an aggregate purchase price of approximately $96 million, including approximately $2.4 million of acquisition costs.

        (3) The issuance of approximately 2.6 million shares and stock options of Expedia common stock and the assumption of all outstanding shares and stock options in connection with the acquisition of VacationSpot, for an aggregate purchase price of approximately $82 million, including approximately $1.6 million of acquisition costs.

     The unaudited proforma consolidated statements of operations give effect to the following proforma adjustments necessary to reflect the acquisitions of Travelscape.com, Inc. and VacationSpot.com, Inc. as if they occurred at the beginning of each period presented:

        (4) The recognition of goodwill being amortized on a straight line basis over a period of 5 years.
        (5) The amortization of identifiable intangibles on a straight line basis over a period ranging from 2-4 years.
        (6) Amounts necessary to conform Travelscape's and VacationSpot's depreciation policies to Expedia's.
        (7) The elimination of intercompany sales between Travelscape and Expedia.
        (8) The restatement of expenses to conform with Expedia's classification of expenses.